UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

American Tax Credit Trust, a Delaware statutory business trust Series I

 (Exact Name of Registrant as Specified in its Charter)

Delaware	0-24600	06-6385350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richman American Credit Corp. 777 West Putnam Avenue
Greenwich, Connecticut 06830

(Address of Principal Executive Offices)
____________________

(203) 869-0900

(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company _____

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2018, the Manager of American Tax Credit Trust, a Delaware statutory business trust Series I (the "Trust"), adopted a Plan of Liquidation of the Trust (the "Plan of Liquidation") pursuant to the terms of the Trust's Fourth Amended and Restated Agreement of Trust, dated September 1, 1993 (the "Trust Agreement").  Under the Plan of Liquidation, the Trust will (1) undertake to promptly sell, dispose of or otherwise liquidate all of its remaining assets, (2) pay or make provision for payment of all Trust obligations and liabilities, including the creation of a Liquidation Trust Account (as defined in the Plan of Liquidation) for the purpose of paying any liabilities, including any contingent or unforeseen liabilities and (3) instruct the trustee of the Trust to file a certificate of cancellation (the "Certificate of Cancellation") with the Secretary of State of the State of Delaware.  The foregoing description of the Plan of Liquidation does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Pursuant to the Plan of Liquidation, as promptly as practicable following the cancellation of the Trust, the Liquidation Account Trustee shall make a determination of funds exceeding the amount that is reasonably necessary for the purpose of paying any liabilities, including any contingent or unforeseen liabilities and shall make a distribution of such excess funds, if any, among the persons who were Beneficial Owners at the time of cancellation as promptly thereafter as practicable, in the manner set forth in the Plan of Liquidation. Any such distribution will include an amount paid to the Manager under the terms of the Trust Agreement.

Upon the filing of the Certificate of Cancellation, the Trust will file a Form 15 deregistering its units under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1     Plan of Liquidation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2018
AMERICAN TAX CREDIT TRUST, A DELAWARE STATUTORY BUSINESS TRUST SERIES I
By: Richman American Credit Corp., its Manager

/s/James Hussey
James Hussey
Chief Financial Officer